SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2005

SIRIUS SATELLITE RADIO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	0-24710 (Commission File Number)	52-1700207 (I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY (Address of Principal Executive Offices)		10020 (Zip Code)

Registrant's telephone number, including area code: (212) 584-5100

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.02      Results of Operations and Financial Condition

        On January 26, 2005, we reported our financial and operating results for the year, and three months, ended December 31, 2004. These results are discussed in the press release attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

Section 9.01      Financial Statements and Exhibits

    (a)        Not Applicable.

    (b)        Not Applicable.

    (c)        Exhibits.

        The Exhibit Index attached hereto is incorporated herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS SATELLITE RADIO INC.

By: /s/ Patrick L. Donnelly Patrick L. Donnelly Executive Vice President, General Counsel and Secretary

Dated: January 26, 2005

EXHIBITS

Exhibit	Description of Exhibit

99.1	Press Release dated January 26, 2005